Exhibit 99.2

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services (the “Review”) described below on residential mortgage loans acquired by Vista Point Mortgage, LLC (the “Client”) via Reliance Letter. The Review was conducted from April 2019 through January 2020 on mortgage loans with origination dates from November 2018 through December 2019 via files imaged and provided by the Client’s designee for review.

(2) Sample size of the assets reviewed.

The initial population consisted of 743 mortgage loans.

The final population of the Review covered the 743 mortgage loans referenced in Exhibit A totaling an aggregate original principal balance of approximately $344.920 million. To AMC’s knowledge, the Review covered 100% of the securitization loan population.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. For the purposes of this disclosure, AMC’s review only included fields that were included in a related data integrity review being performed by another vendor and did not include all fields that may have been available for data comparison at the time of original acquisition. This comparison, when data was available, included the following data fields:

# of Borrowers	Debt Service Coverage Ratio	Mortgage Type
# of Units	Doc Type	Note Date
Amortization Term	First Interest Rate Change Date	Occupancy
Amortization Type	First Payment Adjustment Cap %	Original CLTV
Borrower Birth Date	First Payment Date	Original Interest Rate
Borrower Citizenship	Hard Penalty Period (months)	Original Interest Rate Period
Borrower First Name	Has FTHB	Original Loan Amount
Borrower FTHB	Index Type	Original LTV
Borrower Full Name	Interest Only	Original P&I
Borrower Last Name	Interest Only Period	Original Term
Borrower Qualifying FICO	Interest Rate Change Frequency	Origination Channel
Borrower Self-Employed?	Interest Rate Initial Cap	Originator Loan Designation
Borrower SSN	Interest Rate Initial Floor	Prepayment Penalty
Borrower Total Income	Interest Rate Life Cap	Property Type
City	Interest Rate Life Floor	Purpose
Coborrower Citizenship	Interest Rate Life Max	Refi Purpose
Coborrower First Name	Interest Rate Life Min	Representative FICO
Coborrower FTHB	Interest Rate Periodic Cap	State
Coborrower Last Name	Investor: Qualifying Total Debt Ratio	Street
Coborrower Qualifying FICO	Lender	Total Cash-out
Coborrower Self-Employed?	Lien Position	Total Income
Coborrower Total Income	LTV Valuation Value	Zip
Contract Sales Price	Margin

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Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the

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credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including (a) for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) and ensured that the title conformed with the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review included a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review included verifying the appraisal report was (i) on the appropriate GSE form, (ii) materially complete, (iii) in conformity with the guideline requirements for the property type in question, (iv) completed by an appraiser that was actively licensed to perform the valuation, (v) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (vi) made and signed prior to the final approval of the mortgage loan application, (vii) completed and dated within the guideline requirements, (vii) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review (i) captured the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensured that such comparable properties are within standard appraisal guidelines; (ii) confirmed the property value and square footage of the subject property was bracketed by comparable properties, (iii) verified that comparable properties used are similar in size, style, and location to the subject, and (iv) checked for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review included (i) verifying that the address matched the mortgage note, (ii) verifying that the appraisal  and the policies and procedures with regard to the appraisal, including the appropriate level of review, when originating the mortgage loan, were followed, (iii) noting whether the property zip code was declared a FEMA disaster area after the valuation date and notifying the Client of same (iv) confirming the appraisal report does not include any apparent environmental problems, (v) confirming the appraisal notes the current use of the property is legal or legal non-conforming (grandfathered), (vi) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (vii) confirming that the value product that was used as part of the origination decision was directly accessible to AMC or if it was not directly accessible that another valuation product that was directly accessible to AMC was ordered in accordance with the Client’s specific valuation waterfall process. If more

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than one valuation was provided, AMC confirmed consistency among the valuation products and if there were discrepancies that could not be resolved, AMC created an exception.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

With regard to TILA-RESPA Integrated Disclosure (“TRID”) testing, AMC implemented the TRID scope of review referenced within the Regulatory Compliance section (III) based on (i) the RMBS 3.0 TRID Compliance Review Scope published by the Structured Finance Industry Group (the "SFIG Compliance Review Scope") and (ii) outside counsel’s interpretations of the published regulations as of the date of review of each mortgage loan. AMC worked with outside counsel and continues to obtain updated interpretations relative to the informal guidance provided by the Consumer Financial Protection Bureau (“CFPB”) which has caused alterations in the review scope and severity of TRID related exceptions, including applicable cures. (This will continue as necessary as additional guidance becomes available, and will incorporate any future rules.) While AMC continues to make a good faith effort to identify material TRID exceptions and apply the appropriate grading, the implementation of new regulations (including TRID) that impact residential mortgages carries certain interpretive risk and continues to evolve, impacting the review scope and exception severity. AMC has worked closely with the NRSROs and the Client to disclose, as mutually agreed upon by the parties, the relevant exceptions per AMC’s suggested review implementation as reviewed by outside counsel; however, no assurances can be provided and/or are given that AMC has included within its Review all areas that may represent risk to the securitization trust, or that areas of risk identified by AMC will result in the potential level of risk indicated by an Event Level or NRSRO grade. Please note that investment properties were excluded from TRID testing.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan collateral that has been reviewed by AMC.

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AMC reviewed each residential mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period;
vi)	any material disclosure violation on a rescindable mortgage loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures, or those related to prepayment penalties on covered transactions; and
vii)	with respect to applicable exception remediation measures, confirm that a letter of explanation, a refund if applicable, new corrected material disclosures and a new notice of right to cancel was provided.
b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s).
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge.
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements.
f)	With respect to brokered mortgage loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant documentation to determine if there was dual compensation; and
iii)	review the presence of the mortgage loan option disclosure to determine if the Steering Safe Harbor provisions were satisfied.
(1)	Note: Where available, AMC reviewed the relevant documents in the mortgage loan file and, as necessary, attempted to obtain the mortgage loan originator compensation agreement and/or governing policies and procedures of the mortgage loan originator. In the absence of the mortgage loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the mortgage loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/mortgage loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;
g)	Homeownership counseling (§1026.36):
i)	determine if the creditor obtained proof of homeownership counseling in connection with a mortgage loan to a first time homebuyer that contains a negative amortization feature.
h)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the mortgage loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction.

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i)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance.
j)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)	review for presence of mortgage loan originator organization and individual mortgage loan originator name and NMLSR ID, as applicable, on the credit application, note or mortgage loan contract, security instrument, Loan Estimate and Closing Disclosure; and
ii)	verify the data against the NMLSR database, as available.

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to mortgage loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the mortgage loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm mortgage loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and mortgage loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the mortgage loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;
iii)	confirm the presence of the Special Information Booklet in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the mortgage loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the mortgage loan file and proper timing;
ix)	confirm that the creditor provided the borrower a list of homeownership counselling organizations within three (3) business days of application; and
x)	confirm that the list of homeownership counselling organizations was obtained no earlier than 30 days prior to when the list was provided to the mortgage loan applicant.

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(III) Sections 1098 and 1100A of Dodd-Frank amending TILA and RESPA, as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below (applicable only for mortgage loans with application dates on or after October 3, 2015):

a)	Loan Estimate (LE) (§§1026.19 and 37):
i)	confirm the presence of LE for applications on or after October 3, 2015;
ii)	confirm the initial LE date indicates it was delivered or placed in the mail within three (3) business days of application;
iii)	confirm that certain sections of each LE determined to carry assignee liability were accurately completed and that the information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the LE;
iv)	confirm the initial LE was delivered or placed in the mail not later than seven (7) business days prior to consummation of the transaction, or such period was waived due to a bona fide financial emergency;
v)	confirm that any written estimate of terms or costs provided prior to receipt of a LE contained the required disclosures;
vi)	confirm that each revised LE is accompanied by valid written documentation explaining the reason for re-disclosure to allow for fee increases based on a valid change of circumstance and was provided on a timely basis (within 3 business days of issuance) as required;
vii)	confirm the presence and timely provision of a settlement service provider list (when consumer is given the opportunity to shop for services);
viii)	confirm borrower received LE not later than four (4) business days prior to consummation; and
ix)	confirm LE was not provided to the borrower on or after the date of the CD.
b)	Closing Disclosure (CD) (§§1026.19 and 38):
i)	confirm the presence of CD for applications on or after October 3, 2015;
ii)	confirm the borrower received CD at least three (3) business days prior to consummation, or that such period was waived due to a bona fide financial emergency;
iii)	confirm that certain sections of each CD determined to carry assignee liability were accurately completed and that information was reflected in the appropriate locations, which, in certain instances, was based solely on the information disclosed on the CD;
iv)	confirm that a revised CD was received in a timely manner if the initial or any revised CD became inaccurate;
v)	identify tolerance violations based on the charges disclosed on the initial and interim LE’s, initial CD, and reflected on the final CD;
vi)	with respect to tolerance violations based on the disclosed charges on the LE and CD, confirm that the creditor cured the violations no later than 60 days after consummation, or within 60 days of discovery; and
vii)	with respect to applicable exception remediation measures for numerical exceptions, confirm that a letter of explanation, as well as a refund as applicable, was delivered or placed in the mail no later than 60 days after discovery of the exception establishing the need for a revised CD or with respect to exception remediation measures for non-numerical exceptions, that a corrected CD was delivered or placed in the mail no later than 60 days after consummation. (In an attempt to establish a best practices approach to pre-securitization due diligence, as it applies to TILA RESPA Integrated Disclosure testing, the Structured Finance Industry Group (“SFIG”) has a working group that consists of industry participants including third party review providers and law firms who agreed to a standardized approach to remediation considerations. This approach is intended to be based on a reasoned legal analysis that expressly assumes that courts will interpret TRID in accordance with the principals of liability set forth in the letter to the MBA from Richard Cordray, the Director of the CFPB. No assurances can be provided that the courts in question will interpret TRID in accordance with the SFIG Compliance Review Scope.)
c)	Your Home Loan Toolkit (§1026.19):
i)	confirm the presence of Your Home Loan Toolkit in the mortgage loan file or that the mortgage loan file contains documentary evidence that the disclosure was provided to the borrower; and
ii)	confirm Your Home Loan Toolkit was delivered or placed in the mail not later than three (3) business days after receipt of application.

(IV) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and
d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

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AMC reviews applicable mortgage loans for compliance with the ATR and QM rule requirements based upon each mortgage loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the mortgage loan’s status under the ATR or QM rule requirements and assigns a due diligence mortgage loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s mortgage loan designation. Additionally, AMC notes if an originator mortgage loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated mortgage loans, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file: (i) the mortgage loan contains risky mortgage loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a mortgage loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, if the mortgage loan satisfied (i), (ii) and (iii) in the preceding paragraph. In addition, AMC reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated mortgage loan that satisfied the applicable requirements enumerated above, AMC then determines whether the mortgage loan is a Safe Harbor QM or Higher Priced QM by comparing the mortgage loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage. The Review also includes determining, as applicable, whether a mortgage loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated mortgage loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the mortgage loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the mortgage loan to determine whether, based on available information in the mortgage loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer's employment in determining repayment ability (the consumer's current employment status); (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

AMC reviews mortgage loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a mortgage loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the mortgage loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a mortgage loan. AMC’s review is based on information contained in the mortgage loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

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(V) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation; and
iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(VI) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06, as amended by Lender Letters LL-2013-05 and LL-2013-06 and Selling Guide Announcement SEL-2013-06;

(VII) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(VIII) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(IX) Federal and state specific late charge and prepayment penalty provisions.

(X) Recording Review

AMC noted the presence of recorded documents, when available. However, the majority of mortgage loans in the review population were new production and have only been closed for days or weeks at the time AMC reviewed the mortgage loans and thus have not yet been recorded. AMC verified that documents in the mortgage loan file (most typically closing instructions) included lender instructions for recording, and as applicable, the date the documents were sent for recording, and/or the date that the documents will be recorded.

As part of the portion of the Review described in this section, AMC will analyze and capture data from the source documents identified in the Document Review below, as applicable.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparable properties and adjustments were reasonable and that pictures were provided and were accurate. In addition, AMC accessed the ASC database to verify that the appraiser, and if applicable the appraiser’s supervisor, were licensed and in good standing at the time the appraisal was completed.

(XII) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, were included in the file and if the data on these documents was consistent (where applicable):

▪	Initial application (1003);
▪	Underwriting summary / loan approval (1008);
▪	Credit report;
▪	Income and employment documentation;
▪	4506T;
▪	Asset documentation;
▪	Sales contract;
▪	Hazard and/or flood insurance policies;
▪	Copy of note for any junior liens;
▪	Appraisal;

9 | Page

▪	Title/Preliminary Title;
▪	Final 1003;
▪	Changed circumstance documentation;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Note;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	Subordination Agreement;
▪	FACTA disclosures;
▪	Notice of Special Flood Hazards;
▪	Initial and final GFE’s;
▪	HUD from sale of previous residence;
▪	Final HUD-1;
▪	Initial TIL;
▪	Final TIL;
▪	Loan Estimates;
▪	Closing Disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

LEASES REVIEW

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

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Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

11 | Page

(8) Other: review and methodology.

Not applicable.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed on the Form ABS Due Diligence-15E.

OVERALL RESULTS SUMMARY

After giving consideration to the grading implications of the Credit, Property/Valuation, and Compliance sections, 100% of the mortgage loans by number in the pool have a NRSRO grade of “A”, or “B”.

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	568	76.45%
B	175	23.55%
C	0	0.00%
Total	743	100.00%

COMPLIANCE RESULTS SUMMARY

Please note that five hundred fourteen (514) Leases were not subjected to a compliance review and did not receive a compliance grade. Of the remaining two hundred twenty-nine (229) mortgage loans, 100% by number (229 loans) received an “A” or “B” compliance grade.

NRSRO Grade	# Loans	% of All Loans	% of Mortgage Review Population
A	135	18.17%	58.95%
B	94	12.65%	41.05%
C	0	0.00%	0.00%
Compliance Not Run	514	69.18%	N/A
Total	743	100.00%	100.00%

CREDIT RESULTS SUMMARY

All 743 mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 85.73% of the mortgage loans by number have a Credit grade of “A.”

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	637	85.73%
B	106	14.27%
C	0	0.00%
Total	743	100.00%

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PROPERTY/VALUATION RESULTS SUMMARY

All 743 mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 99.87% of the mortgage loans by number have a property grade of “A.”

NRSRO Grade	# Mortgage Loans	% of Mortgage Loans
A	742	99.87%
B	1	0.13%
C	0	0.00%
Total	743	100.00%

EXCEPTION CATEGORY SUMMARY

The table below summarizes the individual exceptions which carried an associated “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	TRID	76
		TRID Defect	43
		ECOA	22
		ATR/QM Defect	8
		RESPA	6
		ATR/QM	5
		Federal HPML	4
		State Defect	4
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	3
		Flood	3
		State HPML	2
		GSE	1
		Missing Non-Required Data	1
		Missing Disclosure	1
		Total Compliance Grade (B) Exceptions:	179
Total Compliance Exceptions:			179
Credit	B	Credit	76
		Borrower and Mortgage Eligibility	34
		Insurance	5
		Guideline	4
		Loan Package Documentation	3
		Property - Appraisal	3
		Income / Employment	2
		Missing Document	1
		TRID	1
		Legal / Regulatory / Compliance	1
		Total Credit Grade (B) Exceptions:	130
Total Credit Exceptions:			130
Property	B	Property - Appraisal	1
		Total Property Grade (B) Exceptions:	1
Total Property Exceptions:	1
Grand Total:	310

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the 743 mortgage loans reviewed, 109 unique mortgage loans (14.67% by number) had 617 different tape discrepancies across 49 data fields (some mortgage loans had more than one data delta). The largest variances were found on Interest Rate Life Floor, Original Loan Amount, Original LTV and Original Term.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Borrowers	3	38	7.89%	743
# of Units	1	93	1.08%	743
Amortization Term	1	39	2.56%	743
Amortization Type	0	50	0.00%	743
Borrower Birth Date	0	1	0.00%	743
Borrower Citizenship	3	38	7.89%	743
Borrower First Name	3	95	3.16%	743
Borrower FTHB	0	12	0.00%	743
Borrower Full Name	11	12	91.67%	743
Borrower Last Name	4	100	4.00%	743
Borrower Qualifying FICO	33	35	94.29%	743
Borrower Self-Employed?	5	54	9.26%	743
Borrower SSN	0	1	0.00%	743
Borrower Total Income	8	9	88.89%	743
City	0	108	0.00%	743
Coborrower Citizenship	32	38	84.21%	743
Coborrower First Name	7	20	35.00%	743
Coborrower FTHB	4	4	100.00%	743
Coborrower Last Name	7	20	35.00%	743
Coborrower Qualifying FICO	2	7	28.57%	743
Coborrower Self-Employed?	3	12	25.00%	743
Coborrower Total Income	0	1	0.00%	743
Contract Sales Price	17	68	25.00%	743
Debt Service Coverage Ratio	29	30	96.67%	743
Doc Type	7	52	13.46%	743
First Interest Rate Change Date	11	12	91.67%	743
First Payment Adjustment Cap %	1	1	100.00%	743
First Payment Date	0	94	0.00%	743
Hard Penalty Period (months)	1	1	100.00%	743
Has FTHB	0	42	0.00%	743
Index Type	0	31	0.00%	743
Interest Only	0	1	0.00%	743
Interest Only Period	0	29	0.00%	743
Interest Rate Change Frequency	0	23	0.00%	743
Interest Rate Initial Cap	22	57	38.60%	743

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Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
Interest Rate Initial Floor	30	31	96.77%	743
Interest Rate Life Cap	22	57	38.60%	743
Interest Rate Life Floor	43	45	95.56%	743
Interest Rate Life Max	30	31	96.77%	743
Interest Rate Life Min	3	12	25.00%	743
Interest Rate Periodic Cap	19	44	43.18%	743
Investor: Qualifying Total Debt Ratio	24	66	36.36%	743
Lender	7	8	87.50%	743
Lien Position	0	42	0.00%	743
LTV Valuation Value	5	101	4.95%	743
Margin	22	88	25.00%	743
Mortgage Type	0	3	0.00%	743
Note Date	1	12	8.33%	743
Occupancy	0	108	0.00%	743
Original CLTV	0	61	0.00%	743
Original Interest Rate	0	100	0.00%	743
Original Interest Rate Period	19	51	37.25%	743
Original Loan Amount	37	106	34.91%	743
Original LTV	37	98	37.76%	743
Original P&I	0	42	0.00%	743
Original Term	37	97	38.14%	743
Origination Channel	2	12	16.67%	743
Originator Loan Designation	1	11	9.09%	743
Prepayment Penalty	0	15	0.00%	743
Prepayment Terms	1	1	100.00%	743
Property Type	2	98	2.04%	743
Purpose	1	108	0.93%	743
Refi Purpose	21	58	36.21%	743
Representative FICO	7	100	7.00%	743
State	0	108	0.00%	743
Street	1	108	0.93%	743
Total Cash-out	22	24	91.67%	743
Total Income	7	11	63.64%	743
Zip	1	101	0.99%	743
Total	617	3,186	19.37%	743

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	258	34.72%	$98,999,574.00	28.70%
Adjustable	485	65.28%	$245,921,262.00	71.30%
Total	743	100.00%	$344,920,836.00	100.00%

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Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	743	100.00%	$344,920,836.00	100.00%
Total	743	100.00%	$344,920,836.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	13	1.75%	$13,135,749.00	3.81%
Cash Out: Home Improvement/Renovation	6	0.81%	$2,561,090.00	0.74%
Cash Out: Other/Multi-purpose/Unknown Purpose	320	43.07%	$146,452,995.00	42.46%
Limited Cash-Out	1	0.13%	$1,389,000.00	0.40%
First Time Home Purchase	46	6.19%	$24,065,858.00	6.98%
Other-than-first-time Home Purchase	257	34.59%	$108,246,551.00	31.38%
Rate/Term Refinance - Borrower Initiated	100	13.46%	$49,069,593.00	14.23%
Total	743	100.00%	$344,920,836.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
121-180 Months	1	0.13%	$480,000.00	0.14%
241-360 Months	696	93.67%	$296,337,271.00	85.91%
361+ Months	46	6.19%	$48,103,565.00	13.95%
Total	743	100.00%	$344,920,836.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	404	54.37%	$189,070,163.00	54.82%
Condo, Low Rise	44	5.92%	$13,845,959.00	4.01%
Condo, High Rise	4	0.54%	$2,160,276.00	0.63%
PUD	132	17.77%	$71,582,605.00	20.75%
Townhouse	6	0.81%	$1,942,675.00	0.56%
1 Family Attached	8	1.08%	$2,377,200.00	0.69%
2 Family	76	10.23%	$25,656,648.00	7.44%
3 Family	30	4.04%	$16,257,500.00	4.71%
4 Family	38	5.11%	$19,931,560.00	5.78%
Unavailable	1	0.13%	$2,096,250.00	0.61%
Total	743	100.00%	$344,920,836.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	205	27.59%	$146,389,420.00	42.44%
Investment	529	71.20%	$194,777,716.00	56.47%
Second Home	9	1.21%	$3,753,700.00	1.09%
Total	743	100.00%	$344,920,836.00	100.00%

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Originator Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
Non QM	215	28.94%	$150,308,620.00	43.58%
N/A (investment property consumer mortgage)	10	1.35%	$4,169,700.00	1.21%
N/A	15	2.02%	$9,728,380.00	2.82%
Unknown	503	67.70%	$180,714,136.00	52.39%
Total	743	100.00%	$344,920,836.00	100.00%

Origination Channel	Loan Count	% of Loans	Original Balance	% of Balance
Broker	540	72.68%	$244,405,516.00	70.86%
Retail	200	26.92%	$99,738,070.00	28.92%
Correspondent Flow without Delegated UW	3	0.40%	$777,250.00	0.23%
Total	743	100.00%	$344,920,836.00	100.00%

Profile	Loan Count	% of Loans	Original Balance	% of Balance
Full Credit/Compliance	229	30.82%	$159,871,500.00	46.35%
Leases	514	69.18%	$185,049,336.00	53.65%
Total	743	100.00%	$344,920,836.00	100.00%

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Exhibit A

Review Population
1081000190	1081000414	1081000601	1081000738	1081000915	1081001053	1081001235	1081001444
1081000192	1081000415	1081000602	1081000739	1081000917	1081001054	1081001237	1081001445
1081000194	1081000416	1081000603	1081000741	1081000921	1081001060	1081001241	1081001446
1081000207	1081000417	1081000604	1081000742	1081000923	1081001061	1081001243	1081001447
1081000218	1081000418	1081000605	1081000744	1081000924	1081001062	1081001244	1081001448
1081000220	1081000419	1081000607	1081000755	1081000925	1081001066	1081001245	1081001451
1081000235	1081000420	1081000609	1081000756	1081000926	1081001067	1081001246	1081001453
1081000238	1081000421	1081000610	1081000757	1081000927	1081001068	1081001247	1081001455
1081000245	1081000422	1081000611	1081000758	1081000928	1081001069	1081001251	1081001462
1081000253	1081000424	1081000612	1081000759	1081000929	1081001070	1081001252	1081001463
1081000255	1081000425	1081000615	1081000762	1081000930	1081001072	1081001259	1081001464
1081000256	1081000427	1081000618	1081000764	1081000931	1081001075	1081001260	1081001465
1081000257	1081000429	1081000619	1081000772	1081000932	1081001077	1081001261	1081001468
1081000258	1081000430	1081000620	1081000795	1081000935	1081001080	1081001262	1081001470
1081000260	1081000432	1081000622	1081000796	1081000936	1081001081	1081001263	1081001472
1081000262	1081000433	1081000623	1081000798	1081000937	1081001082	1081001265	1081001473
1081000263	1081000434	1081000624	1081000799	1081000938	1081001085	1081001266	1081001474
1081000264	1081000435	1081000625	1081000800	1081000939	1081001086	1081001267	1081001476
1081000265	1081000436	1081000628	1081000801	1081000941	1081001087	1081001268	1081001480
1081000266	1081000437	1081000629	1081000802	1081000942	1081001088	1081001269	1081001481
1081000273	1081000438	1081000630	1081000804	1081000944	1081001089	1081001271	1081001482
1081000274	1081000440	1081000631	1081000805	1081000945	1081001091	1081001275	1081001488
1081000275	1081000441	1081000633	1081000806	1081000946	1081001094	1081001276	1081001490
1081000276	1081000442	1081000634	1081000808	1081000948	1081001095	1081001277	1081001491
1081000277	1081000444	1081000637	1081000809	1081000949	1081001097	1081001279	1081001492
1081000280	1081000445	1081000638	1081000810	1081000950	1081001099	1081001280	1081001496

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1081000281	1081000447	1081000643	1081000811	1081000953	1081001116	1081001281	1081001502
1081000282	1081000448	1081000644	1081000812	1081000954	1081001117	1081001285	1081001503
1081000283	1081000449	1081000645	1081000814	1081000955	1081001120	1081001287	1081001505
1081000284	1081000450	1081000646	1081000815	1081000956	1081001121	1081001288	1081001507
1081000310	1081000451	1081000650	1081000816	1081000957	1081001124	1081001295	1081001513
1081000311	1081000452	1081000652	1081000818	1081000958	1081001125	1081001297	1081001517
1081000312	1081000453	1081000654	1081000819	1081000959	1081001126	1081001301	1081001518
1081000315	1081000454	1081000656	1081000820	1081000960	1081001127	1081001302	1081001519
1081000317	1081000458	1081000657	1081000821	1081000961	1081001130	1081001303	1081001525
1081000318	1081000462	1081000658	1081000822	1081000964	1081001132	1081001304	1081001526
1081000319	1081000482	1081000659	1081000823	1081000965	1081001133	1081001305	1081001529
1081000320	1081000483	1081000660	1081000824	1081000966	1081001134	1081001306	1081001532
1081000322	1081000484	1081000661	1081000826	1081000968	1081001135	1081001308	1081001539
1081000323	1081000487	1081000662	1081000828	1081000969	1081001136	1081001310	1081001541
1081000325	1081000488	1081000663	1081000829	1081000970	1081001137	1081001312	1081001544
1081000326	1081000490	1081000664	1081000831	1081000971	1081001138	1081001314	1081001548
1081000330	1081000491	1081000665	1081000832	1081000972	1081001139	1081001316	1081001556
1081000332	1081000492	1081000666	1081000833	1081000974	1081001144	1081001320	1081001579
1081000333	1081000493	1081000667	1081000834	1081000975	1081001145	1081001323	1081001582

1081000334	1081000494	1081000668	1081000835	1081000976	1081001146	1081001332	1081001588
1081000335	1081000495	1081000669	1081000836	1081000977	1081001147	1081001334	1081001593
1081000336	1081000496	1081000670	1081000837	1081000980	1081001148	1081001336	1081001594
1081000337	1081000497	1081000672	1081000839	1081000981	1081001150	1081001338	1081001595
1081000338	1081000498	1081000673	1081000840	1081000986	1081001152	1081001339	1081001602
1081000339	1081000499	1081000674	1081000841	1081000987	1081001155	1081001357	1081001608
1081000340	1081000504	1081000675	1081000842	1081000988	1081001156	1081001358	1081001612
1081000342	1081000505	1081000678	1081000844	1081000989	1081001157	1081001359	1081001616
1081000343	1081000509	1081000680	1081000845	1081000990	1081001158	1081001360	1081001621
1081000345	1081000514	1081000681	1081000846	1081000991	1081001159	1081001362	1081001622
1081000347	1081000516	1081000684	1081000850	1081000993	1081001160	1081001363	1081001623
1081000351	1081000517	1081000688	1081000851	1081000994	1081001162	1081001364	1081001625
1081000352	1081000519	1081000689	1081000852	1081000995	1081001163	1081001368	1081001627
1081000353	1081000520	1081000690	1081000853	1081000996	1081001168	1081001375	1081001637
1081000354	1081000521	1081000691	1081000854	1081000997	1081001169	1081001376	1081001640
1081000356	1081000526	1081000692	1081000855	1081000998	1081001171	1081001381	1081001641
1081000359	1081000546	1081000693	1081000856	1081001000	1081001174	1081001384	1081001642
1081000361	1081000547	1081000694	1081000857	1081001001	1081001175	1081001385	1081001644

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1081000363	1081000548	1081000696	1081000858	1081001002	1081001176	1081001387	1081001646
1081000366	1081000549	1081000697	1081000859	1081001003	1081001178	1081001388	1081001647
1081000367	1081000550	1081000700	1081000860	1081001004	1081001182	1081001389	1081001650
1081000371	1081000553	1081000701	1081000861	1081001005	1081001184	1081001391	1081001651
1081000375	1081000554	1081000702	1081000863	1081001006	1081001185	1081001394	1081001653
1081000378	1081000555	1081000703	1081000864	1081001007	1081001188	1081001398	1081001657
1081000379	1081000558	1081000704	1081000865	1081001009	1081001189	1081001401	1081001659
1081000380	1081000559	1081000707	1081000866	1081001010	1081001190	1081001402	1081001660
1081000381	1081000566	1081000708	1081000867	1081001018	1081001191	1081001405	1081001661
1081000383	1081000567	1081000710	1081000870	1081001019	1081001192	1081001410	1081001664
1081000384	1081000569	1081000711	1081000871	1081001020	1081001196	1081001411	1081001666
1081000385	1081000570	1081000713	1081000872	1081001021	1081001200	1081001412	1081001669
1081000386	1081000573	1081000714	1081000873	1081001022	1081001201	1081001414	1081001670
1081000387	1081000574	1081000716	1081000874	1081001024	1081001204	1081001417	1081001683
1081000388	1081000575	1081000718	1081000876	1081001025	1081001206	1081001418	1081001685
1081000391	1081000578	1081000719	1081000877	1081001026	1081001207	1081001422	1081001686
1081000392	1081000580	1081000720	1081000879	1081001027	1081001209	1081001423	1081001761
1081000394	1081000581	1081000721	1081000890	1081001029	1081001210	1081001424	1081001779
1081000395	1081000582	1081000722	1081000892	1081001030	1081001213	1081001425	1081001789
1081000396	1081000584	1081000723	1081000893	1081001032	1081001216	1081001426	1081001791
1081000397	1081000585	1081000724	1081000900	1081001034	1081001217	1081001427	1081001831
1081000399	1081000586	1081000726	1081000901	1081001036	1081001220	1081001428	1081001873
1081000400	1081000587	1081000727	1081000902	1081001037	1081001221	1081001430	1081001892
1081000401	1081000588	1081000729	1081000903	1081001040	1081001224	1081001431	1081001939
1081000405	1081000590	1081000731	1081000904	1081001044	1081001227	1081001435	1081001946
1081000406	1081000591	1081000733	1081000905	1081001045	1081001228	1081001436	1081001947
1081000407	1081000592	1081000734	1081000907	1081001046	1081001229	1081001437	1081001953
1081000409	1081000595	1081000735	1081000910	1081001047	1081001230	1081001439	1081001959
1081000411	1081000596	1081000736	1081000911	1081001048	1081001232	1081001440	1081001966
1081000413	1081000598	1081000737	1081000914	1081001052	1081001234	1081001443

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